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                                                                   Exhibit 10.62

                                 GAMECRAFT, INC.
                          SECURED CONVERTIBLE DEBENTURE
                          -----------------------------

$1,500,000                       March 11, 2002                Las Vegas, Nevada

                  Gamecraft, Inc., a Nevada corporation (hereinafter referred to as the "Company"), for value received, hereby promises to pay to Mikohn Gaming Corporation, a Nevada corporation, 920 Pilot Road, P.O. Box 98686, Las Vegas, Nevada 89193-8686, or to its successors and assigns (hereinafter referred to as "Holder" or "Mikohn"), the principal sum of One Million Five Hundred Thousand Dollars ($1,500,000) in lawful money of the United States of America, plus simple interest on the unpaid principal balance of this debenture at an annual rate of ten percent (10%). All principal and accrued interest shall be due and payable three (3) years from the date hereof. Any payment made by the Company shall be applied first to the payment of accrued interest and then to the unpaid principal balance.

                  The Company covenants and agrees that so long as any portion of this debenture remains outstanding and unpaid either as to the principal hereof or the interest hereon, it will comply with the following provisions, to which this debenture is subject and by which it will be governed:

                  1.       Acceleration of Maturity.  Upon the occurrence of any
                           ------------------------
of the following events, to-wit:

                  (a) Nonpayment within ten (10) days after the Company's receipt of written notice that the Company has defaulted in the payment of any of the principal or of any interest on this debenture;

                  (b) Any receivership, insolvency proceeding, bankruptcy, assignment for the benefit of creditors, reorganization, whether or not pursuant to bankruptcy laws, dissolution, liquidation or any other marshalling of assets and liabilities of the Company;

                  (c) The Company's failure to cure any material breach of this debenture by the Company within ten (10) days after the Company has received written notice of such breach;

                  (d) The Company's failure to cure any material non-compliance by the Company with the covenants contained in this debenture within ten (10) days after the Company has received written notice of such non-compliance;

                  (e) Ten (10) days after the Company's receipt of written demand for payment following the closing of the Company's registered initial public offering of its common stock ("IPO"); or

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                  (f)      Ten (10) days after the Company's receipt of written
                           notice that Mikohn has achieved an installed base of 500 games under the License Agreement of even date hereof between the Company and Mikohn ("License Agreement") but not earlier than two (2) years from the date hereof; provided, however, if Mikohn does not attain regulatory approval of the Game (as defined in the License Agreement) within fifteen (15) months from the date hereof, this clause 1(f) shall have no force or effect.

the Holder may declare the entire principal and accrued interest on this debenture due and payable immediately, and upon such declaration this debenture shall become immediately due and payable without further notice, demand or presentment.

                  The Company agrees to pay all reasonable costs of collection, including reasonable attorneys' fees, in the event that payment shall not be made under the terms and conditions of this debenture.

                  2.       Security Agreement. This debenture will be secured by
                           ------------------
a security agreement (the "Security Agreement") collateralized by the intellectual property comprising a video poker game known as "Heads Up Poker" (the "Intellectual Property"). The Security Agreement will be in the form of Exhibit A attached hereto. At any time prior to the full repayment of this debenture, the Company can require the Holder to release its security interest in the collateral by delivering to the Holder a standby letter of credit from a bank and in a form reasonably acceptable to the Holder guarantying repayment of this debenture in accordance with its terms.

                  3.       Conversion  Option.  At any time during the term of
                           ------------------
this debenture, Holder shall have the option of exercising its conversion rights as set forth in Section 4.

                  4.       Conversion  Rights.  This  debenture  shall be
                           ------------------
convertible, in whole or in part, into fully paid and nonassessable shares of common stock of the Company, at the option of Holder, upon the following terms:

                  (a) Subject to the receipt of prior approval from the Mississippi Gaming Commission and any other gaming regulatory body whose approval is required, as reasonably determined by counsel for the Company, Holder shall have the right, at its option, to convert all or part of the principal and accrued interest due under this debenture (the "Indebtedness") into shares of common stock of the Company at a price, which shall be the lower of, [i] two and 33/100 dollars ($2.33) per share or [ii] the lowest price paid by any person to purchase shares of common stock in the Company, through conversion of debt or otherwise, after the date hereof.

                  (b) To convert this debenture into shares of the Company's common stock, Holder shall (i) surrender this debenture at the principal office of the Company, duly endorsed in blank, and (ii) give written notice to the

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                           Company that it elects to convert all, or any part
                           of this debenture, which notice shall specify the portion hereof to be converted. As promptly as possible thereafter, the Company shall issue and deliver to Holder certificates representing the number of its common shares into which this debenture has been converted. Thereupon, accrued interest and the principal amount of this debenture, or the portion thereof converted, shall be deemed to have been satisfied and discharged, and the common shares into which this debenture shall be so converted shall be fully paid and non-assessable shares. In the event this debenture has not been converted in full, the Company shall issue and deliver to Holder a new debenture identical to the one surrendered, except that it shall be in the correct principal amount after the partial conversion.

                  (c) The conversion rights created by this debenture are non-assignable without the written consent of the Company. All shares issued upon the exercise of the conversion rights created by this debenture shall be subject to that certain Registration Rights Agreement between Holder and the Company a copy of which is attached as Exhibit B hereto.

                  5.       Transfer and Investment Representation. By acceptance
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of this debenture, Holder represents that this debenture is being acquired and will be acquired for Holder's own account for investment and with no intention at the time of such purchase or acquisition of distributing or reselling the same or any part thereof to the public. Holder understands that this debenture has not been registered under the federal Securities Act of 1933 or any state securities laws and that this debenture may not be subsequently transferred or resold without (i) such registration, or (ii) the existence of an exemption from the applicable registration requirements as confirmed in writing by legal counsel reasonably acceptable to the Company. In furtherance of this representation, Holder agrees that this debenture shall be legended to prohibit transfer, sale or other disposition except in compliance with such investment representation.

                  6.       Transfer of Debenture. By acceptance of this
                           ---------------------
debenture, Holder agrees to give written notice to the Company before transferring this debenture or transferring any shares of the Company's common stock issuable or issued upon the exercise of this debenture of Holder's intention to do so, describing briefly the manner of any proposed transfer of this debenture or Holder's intention as to the shares of common stock issuable upon the exercise hereof or the intended disposition to be made of shares of common stock upon such exercise. Promptly upon receiving such written notice, the Company shall present copies thereof to legal counsel for the Company. If, in the opinion of such counsel, the proposed transfer of this debenture or disposition of shares may be effected without registration or qualification (under any federal or state law) of this debenture or the shares of common stock issuable or issued upon the exercise hereof, the Company, as promptly as practicable, shall notify Holder of such opinion, whereupon Holder shall be entitled to transfer this debenture, or to exercise this debenture in accordance with its terms and dispose of the shares received upon such exercise or to dispose of shares of common stock received upon the previous exercise of this debenture, all in accordance with the terms of the notice

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delivered by Holder to the Company, provided that an appropriate legend in substantially the form set forth at the end of this debenture respecting the foregoing restrictions on transfer and disposition may be endorsed on this debenture or the certificates for such shares.

                  7.       Representations,  Warranties  and  Covenants  of the
                           ----------------------------------------------------
Company.  So long as any amount is owing to Holder pursuant to this debenture,
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the Company covenants and agrees with Holder as follows:

                  (a) On the date above first written, the Company shall be a corporation duly organized and existing under the laws of Nevada, with authorized capital stock consisting of 10,000,000 shares of common stock, no par value.

                  (b) The Company has the corporate power and authority to execute, deliver and perform this debenture, and the other instruments and documents required or contemplated herein. Such execution, delivery and performance have been duly authorized by all necessary action on the part of the Company, do not and will not require the approval of the shareholders of the Company and do not and will not contravene the Certificate of Incorporation or By-Laws of the Company or conflict with, result in a breach of, or entitle any person or entity to terminate, accelerate or call a default with respect to, or result in the creation or imposition of any lien, charge, encumbrance or claim of any nature whatsoever upon any of the property, real or personal, tangible or intangible, of the Company pursuant to, any agreement or instrument to which the Company is a party or by which the Company is bound, except for any lien, charge, encumbrance or claim that individually or in the aggregate does not or will not have a material adverse affect on the business or assets of the Company. The execution, delivery and performance of this debenture by the Company will not result in any violation by the Company of any law, rule or regulation applicable to the Company. The Company is not a party to, or subject to or bound by, any judgment, injunction or decree of any court or governmental authority which may restrict or interfere with the performance of this debenture.
                           The debenture is valid and binding obligation of the Company enforceable in accordance with its terms.

         (c) The Company is not a party to or, to the Company's knowledge, threatened by any litigation, proceeding, or controversy before any court or administrative agency which might materially adversely affect the transactions contemplated by this debenture.

         (d) Within thirty (30) days after the end of each fiscal quarter, the Company shall deliver to Holder unaudited financial statements (consisting of a balance sheet and a statement of receipts and expenditures) for such fiscal quarter, which financial statements shall be certified as correct by the chief financial officer of the Company.

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         (e)               Within ninety (90) days after the end of each fiscal
                           year, the Company shall deliver to Holder a copy of its financial statements for such fiscal year, which financial statements shall have been audited by certified public accountants at the Company's expense.

         (f) The Company shall make available to an authorized representative of Holder the right to enter the business premises of the Company during normal business hours, upon reasonable prior notice to the Company, for the purpose of inspecting the books and records of the Company; provided, however, that any information obtained by Holder as a result of such inspection shall be maintained by Holder as confidential information of the Company and shall not be used or disclosed by Holder for any purpose without the prior written consent of the Company;

         (g) The Company shall reserve and set aside a sufficient number of authorized shares of its common stock for issuance to Holder upon the exercise of the conversion rights contained in this debenture;

         (h) The Company shall not, without the prior approval of Holder, authorize any class of capital stock other than the shares currently authorized by the Company's articles of incorporation;

         (i) The Company shall not, without the prior approval of Holder, declare or issue any dividends on its capital stock, other than dividends payable solely in shares of the Company's common stock;

         (j) The Company shall not merge or consolidate with or into any other entity (other than a merger with a subsidiary corporation) without the prior approval of Holder;

         (k) Within the last ninety (90) days, the Company has not sold shares of its common stock to any person, through conversion of debt or otherwise, at a price lower than two and 33/100 dollars ($2.33) per share.

                  8.       Severability. If any term, provision, covenant or
                           ------------
condition of this debenture, or any application thereof, should be held by a court of competent jurisdiction to be invalid, void, or unenforceable, all provisions, covenants and conditions of this debenture and all applications thereof not held invalid, void or unenforceable, shall continue in full force and effect and shall in no way be affected, impaired or invalidated thereby.

                  9.       Notices. All demands and notices to be given
                           -------
hereunder shall be delivered or sent by certified mail, return receipt requested; in the case of the Company, addressed to its corporate headquarters, 20422 Beach Boulevard, Suite 335, Huntington Beach, California 92648,

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Attention: President, until a new address shall have been substituted by like notice; and in the case of Holder, addressed to Holder at the address written above, until a new address shall have been substituted by like notice.

                  10.      Choice  of  Law.  The laws of the State of Nevada
                           ---------------
shall govern  the   validity, construction, performance and effect of this
debenture.

                  IN WITNESS WHEREOF, the Company has caused this debenture to be executed and delivered by its duly authorized officer as of the date first above written.

                                                 GAMECRAFT, INC.

                                                 By:   _________________________

                                                 Its:  _________________________

                  THIS DEBENTURE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF THE STATE OF CALIFORNIA, NEVADA, OR ANY OTHER STATE. THIS DEBENTURE MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR APPROPRIATE EXEMPTION FROM REGISTRATION UNDER THE FOREGOING LAWS. ACCORDINGLY, THIS DEBENTURE MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF WITHOUT (i) THE OPINION OF COUNSEL SATISFACTORY TO THIS CORPORATION THAT SUCH TRANSFER MAY LAWFULLY BE MADE WITHOUT REGISTRATION UNDER THE FEDERAL SECURITIES ACT OF 1933 AND THE SECURITIES LAWS OF THE STATE OF CALIFORNIA, NEVADA OR ANY OTHER APPLICABLE STATE SECURITIES LAWS; OR (ii) SUCH REGISTRATION. THIS LEGEND REPRESENTS A RESTRICTION ON TRANSFERABILITY OF THIS DEBENTURE.

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                     SECURED CONVERTIBLE DEBENTURE EXERCISE
                     --------------------------------------

                 (To be signed only upon exercise of debenture)

                  The undersigned, the holder of the foregoing debenture, hereby irrevocably elects to exercise the conversion right represented by such convertible debenture for ________________ of the shares of Common Stock of Gamecraft, Inc. to which such convertible debenture relates and requests that the certificates for such shares be issued in the name of, and be delivered to ________________, whose address is set forth below the signature of the undersigned.

Dated:_________________, 200___

                                               _____________________________

                                               _____________________________

                                               _____________________________
                                               (Name and Address of Holder)

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                    SECURED CONVERTIBLE DEBENTURE ASSIGNMENT
                    ----------------------------------------

                 (To be signed only upon transfer of debenture)

                  FOR VALUE RECEIVED, Mikohn Gaming Corporation hereby sells, assigns and transfers unto [insert name and address of transferee] the foregoing secured convertible debenture and the right to acquire the shares of common stock of Gamecraft, Inc., to which such secured convertible debenture relates and appoints __________________ attorney to transfer such purchase right on the books of Gamecraft, Inc. with full power of substitution in the premises.

Dated:_________________, 200___

MIKOHN GAMING CORPORATION

By:  __________________________

Its: __________________________

ACKNOWLEDGED AND APPROVED.

Dated:__________________, 200___.

GAMECRAFT, INC.

By:  ___________________________

Its: ___________________________

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